UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2023

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39608	75-1911917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Park Blvd, Suite 1200 Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

(888) 637-7770

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INTZ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 23, 2023, Intrusion Inc. (the “Company”) entered into a note purchase agreement with Streeterville Capital, LLC (“Streeterville”), pursuant to which, among other things, Streeterville purchased from the Company a promissory note (the “Note”) in the aggregate principal amount of $1.4 million plus certain reimbursed expenses in exchange for $1.3 million to the Company. Under the Note, the Company shall make principal payments to Streeterville in the amount $50,000 per week each week prior to its maturity on March 31, 2023. No interest accrues on the balance of the Note prior to its maturity. In connection with the issuance of the Note, the Company and Streeterville also entered into a security agreement, which provides, according to its terms, a security interest in all employee retention credits or other funds, earned, owed or otherwise payable to Intrusion under the Cares Act.

The Company has previously issued certain promissory notes to Streeterville, as described in the Company’s Current Reports on Form 8-K filed on March 10, 2022 and January 17, 2023.

A copy of the note purchase agreement, the Note and the security agreement are attached hereto as Exhibits 10.1, 4.1 and 10.2, respectively, and incorporated herein by reference. The foregoing description of the terms of each such agreement is qualified in its entirety by reference to the applicable agreement’s full text.

Item 2.03 Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement by a Registrant

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The issuance of shares of Common Stock pursuant to the notes, if any, will be made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering.

Item 9.01. Financial Statements and Exhibits.

(d) exhibits

4.1	Promissory Note, dated February 23, 2023 (included in Exhibit 10.1 below)
10.1	Note Purchase Agreement, dated February 23, 2023
10.2	Security Agreement, dated February 23, 2023 (included in Exhibit 10.1 above)
104	Cover Page Interactive Data File–the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTRUSION INC.

Dated: March 1, 2023	By:	/s/ Kimberley Pinson
Kimberly Pinson
Chief Financial Officer

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